SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 19, 2005

NATURAL RESOURCE PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31465	35-2164875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Jefferson, Suite 3600 Houston, Texas		77002
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (713) 751-7507

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation
Item 8.01 Other Events
Item 9.01 Financial Statements And Exhibits
SIGNATURES
EXHIBIT INDEX
First Supplemental to Note Purchase Agreements
First Amendment to Note Purchase Agreements
Press Release dated July 20, 2005
Press Release dated July 20, 2005

Item 1.01. Entry into a Material Definitive Agreement.

     On July 19, 2005, NRP (Operating) LLC, a wholly owned subsidiary of Natural Resource Partners L.P., entered into a First Supplement to Note Purchase Agreements with several note purchasers. The First Supplement relates to the issuance of $100 million of 5.05% Series D Senior Notes that mature on July 19, 2020. NRP Operating issued $50 million of senior notes on July 19, 2005 and will issue the remaining $50 million on January 19, 2006. The proceeds from the issuance of the notes were used to pay down the debt outstanding under NRP Operating’s revolving credit facility.

     The senior notes have an average life of approximately 9 years and will be interest only for the first two years. Beginning July 19, 2008, NRP Operating will make annual principal payments on the senior notes of approximately $7.7 million. Other than the maturity and the payment schedule, the senior notes have covenants and other terms that are identical to the Series A, B and C Senior Notes that NRP Operating has previously issued. The Series D Senior Notes are unsecured and are guaranteed by the subsidiaries of NRP Operating.

     In connection with the issuance of the senior notes, NRP Operating entered into a First Amendment to Note Purchase Agreements dated as of June 19, 2003.

     The First Supplement to Note Purchase Agreements is attached to this Form 8-K as Exhibit 4.1 and the First Amendment to Note Purchase Agreements is attached to this Form 8-K as Exhibit 4.2. The press release announcing the issuance of the notes is attached to this Form 8-K as Exhibit 99.1.

Item 2.03 Creation of a Direct Financial Obligation.

     Please see the disclosure above under Item 1.01 relating to the issuance of Series D Senior Notes by NRP (Operating) LLC.

Item 8.01 Other Events.

     On July 20, 2005, Natural Resource Partners L.P. announced that the Board of Directors of its general partner has declared a $0.025 increase in its quarterly distribution to $0.7125 per unit. This equates to an annualized distribution of $2.85 per unit. The second quarter distribution will be paid on August 12, 2005 to unitholders of record on August 1, 2005. The press release announcing the distribution is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements And Exhibits.

        (c) Exhibits

4.1	First Supplement to Note Purchase Agreements, dated as of July 19, 2005 among NRP (Operating) LLC and the purchasers signatory thereto.

4.2	First Amendment, dated as of July 19, 2005, to Note Purchase Agreements dated as of June 19, 2003 among NRP (Operating) LLC and the purchasers signatory thereto.

99.1	Press Release dated July 20, 2005.

99.2	Press Release dated July 20, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL RESOURCE PARTNERS L.P.
(Registrant)

By:	NRP (GP) LP
its General Partner

By:	GP Natural Resource Partners LLC
its General Partner

/s/ Wyatt L. Hogan

Wyatt L. Hogan
Vice President and General Counsel

     Dated: July 20, 2005

EXHIBIT INDEX

4.1	First Supplement to Note Purchase Agreements, dated as of July 19, 2005 among NRP (Operating) LLC and the purchasers signatory thereto.

4.2	First Amendment, dated as of July 19, 2005, to Note Purchase Agreements dated as of June 19, 2003 among NRP (Operating) LLC and the purchasers signatory thereto.

99.1	Press Release dated July 20, 2005.

99.2	Press Release dated July 20, 2005